SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16:-	SUBSEQUENT EVENTS

a.

On February 10, 2026, the Board of Directors approved the Company’s entry into a securities purchase agreement with certain institutional and accredited investors for a private placement of Ordinary Shares and Warrants, for aggregate gross proceeds of approximately $15.0 million (net proceeds of $13.7 million after deducting placement agent fees and other offering expenses). See also note 1(d).

Dr. Ronnie Hershman and Mr. Udi Gilboa, members of the Company’s Board of Directors, participated in the transaction. Dr. Hershman and Mr. Gilboa invested $100 each in the private placement.

Mr. Udi Gilboa received a bonus of 2% of the private placement’s aggregate net proceeds, in an amount of $277. In addition, management received a bonus of $270 in aggregate of which $70 is subject to the shareholder approval.

b.	On March 5, 2026, the Shareholders of the Company approved:

1.	The increase of the authorized Share Capital to 50,000,000 Ordinary Shares.
2.	The sub plan of up to 100,000 options;
3.	The equity grants to the three members of the Board of Directors of an aggregate amount of 30,000 share options. The share options have an exercise price of $5.38 and vest over four years in quarterly installments. (see Note 8);
4.	The grants of 55,500 share options to employees and advisors of the Company (see Note 8);
5.	The $50 milestone bonus to the Chief Executive Officer, which is contingent upon the successful completion of the Company’s Phase 2 clinical trial.